UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  July 20, 2009

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)

65 Middlesex Road
Tyngsboro, Massachusetts 01879
(Address of Principal Executive Offices)  (Zip Code)

(978) 694-9121
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

(a)    As previously disclosed, Beacon Power Corporation (the “Company”) has entered into a Common Stock Purchase Agreement dated as of February 19, 2009 between the Company and Seaside 88, LP and a first amendment to such agreement dated as of June 19, 2009 (as so amended, the “Agreement”).  Under the Agreement, Beacon is required to issue and Seaside to buy 1,500,000 shares of Beacon Common Stock twice each month at closings on the 5th day and 20th day of each month during the term of the Agreement (or if that day is not a business day, then on the next business day) at a purchase price equal to 86% of Beacon Common Stock’s volume weighted average trading price over the ten trading day period immediately preceding each closing, but in no event below $0.20 per share, and in each case subject to the terms and conditions of the Agreement.

Pursuant to the Agreement, the Company will issue, and Seaside will purchase, 1,500,000 shares of common stock on July 20, 2009 at a price per share of $0.62178, for gross proceeds of $932,670.  The price per share is equal to the daily volume weighted average trading price for the ten consecutive trading days immediately preceding the closing date, multiplied by 86%.  In addition, the Company will pay Seaside $9,000 in non-accountable expenses.  This represents the seventh closing under the Agreement.

(b)    Also on July 20, 2009, in an unrelated event, the Company issued a press release announcing progress on its 2009 production and business objectives, including the connection of a second megawatt of flywheel energy storage to the New England power grid.  A copy of the press release is incorporated by reference herein as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Edwards Angell Palmer & Dodge LLP

23.2	Consent of Edwards Angell Palmer & Dodge LLP (contained in Exhibit 5.1)

99.1
Press release of Beacon Power Corporation dated July 20, 2009 announcing progress on its 2009 production and business objectives, including the connection of a second megawatt of flywheel energy storage to the New England power grid.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: July 20, 2009	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

5.1	Opinion of Edwards Angell Palmer & Dodge LLP

23.2	Consent of Edwards Angell Palmer & Dodge LLP (contained in Exhibit 5.1)

99.1
Press release of Beacon Power Corporation dated July 20, 2009 announcing progress on its 2009 production and business objectives, including the connection of a second megawatt of flywheel energy storage to the New England power grid.